                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): Jan 15, 2007
                               ------------------

                     Barclay Road, Inc. trading as BCYR.PK
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Wyoming                   000-52332                    20-5571215
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

2348 Chemin Lucerne Suite 253 Ville Mont-Royal, QC CANADA     H3R2J8
--------------------------------------------------------------------------------
     (Address of Principal Executive Officers)                  (Zip Code)

        Registrant's telephone number, including area code: 514-807-5245
                                ----------------

            5005 Jean Talon Blvd. Suite 200 Montreal, Quebec CANADA
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

8.01     Other Events - Corporation has made a change to their mailing address

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2007



                                  By: /s/ Herbert L. Becker
                                      ------------------------------------------